SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Basis of preparation
1. Basis of presentation
Our consolidated financial statements are prepared in accordance with International Financial Reporting Standards ("IFRS") issued by the International Accounting Standards Board ("IASB"). See Note 3 for disclosures related to the first-time adoption of IFRS.

The financial statements were approved by the Board of Directors on April 27, 2023, and authorized for issue.

Use of judgements and estimates
2. Use of judgements and estimates
The preparation of the consolidated financial statements in conformity with IFRS requires management to make judgements, estimates and assumptions that affect the application of the Company's accounting policies and the reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which are the basis of making the judgements about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed periodically. Revisions to estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.
Information about judgements and area where significant estimates have been made in applying accounting policies that have the most significant effects on the amounts recognized in the consolidated financial statement is included in the following notes:

•Note 13 - Depreciation: The cost of the vessels less estimated residual value is depreciated on a straight-line basis over the vessels' estimated remaining economic useful lives. The selection of an appropriate useful economic life requires significant estimation. In addition, residual value may vary due to changes in market prices on scrap. See policy 8.3. for further details.

Change in useful life of vessels
Historically the Company has applied a 25 year useful economic life to its vessels. The Company reviews estimated useful lives and residual values each year. Estimated useful lives may change due to changed end user requirements, costs related to maintenance and upgrades, technological development and competition as well as industry, environmental and legal requirements. Specifically, the Company has noted that many of our customers apply stringent vetting requirements to vessels to ensure that the most rigorous technical standards are adhered to in their value chain. As a result, many customers apply age criteria to the vessels they are willing to charter. In recent years, the Company has noted a two-tier market forming, with vessels under 20 years of age, or lower, favored by top tier charterers, and vessels over 20 years being considered candidates for recycling, or being utilized in markets other than the spot market in which we primarily compete. Furthermore, as a result of the increased focus on environmental factors for both owners and investors it is expected that the competitive age threshold for a vessel may decrease as costs to comply with upcoming regulations may increase moving forward. As of December 31, 2022, the Company has revised the estimated useful life of its vessels from 25 years to 20 years as a result of its analysis of the aforementioned factors. This change in estimate will be applied prospectively from January 1, 2023 and will not result in any restatement to the current or prior year consolidated financial statements. Based on the Frontline fleet as of December 31, 2022, adjusted for the sale of Front Eminence and Front Balder, the change in estimated useful life is expected to increase depreciation expense by approximately $59.0 million for the year ended December 31, 2023. The change in estimate is unrelated to the adoption of IFRS.

•Note 13 - Vessel impairment: The carrying amounts of the Company's vessels or right-of-use assets may not represent their fair market value at any point in time since the market prices of secondhand vessels tend to fluctuate with changes in charter rates and the cost of newbuildings. Historically, both charter rates and vessel values tend to be cyclical. When events and changes in circumstances indicate that the carrying amount of the asset or Cash Generating Unit ("CGU") might not be recovered, the Company performs an impairment test whereby the carrying amount of the asset or CGU is compared to its recoverable amount, which is the greater of its value in use, based on discounted cash flows, and its fair value less cost to sell. In developing estimates of future cash flows in order to assess value in use, the Company must make assumptions about future performance, with significant assumptions being related to charter rates, ship operating expenses, utilization, dry docking and other capital requirements, residual value, the estimated remaining useful lives of the vessels and the probability of lease terminations for right-of-use assets. These assumptions are based on historical trends as well as future expectations. See policy 10.2. for further details.

•Note 15 - Goodwill impairment: The process of evaluating the potential impairment of goodwill is highly subjective and requires significant judgment at many points during the analysis. Our future operating performance may be affected by potential impairment charges related to goodwill. Events or circumstances may occur that could negatively impact our ordinary share price, including changes in our anticipated revenues and profits and our ability to execute on our strategies. See policy 10.2. for further details.

Measurement of fair values
A number of the Company’s accounting policies and disclosures require the measurement of fair values, for both financial and non-financial assets and liabilities. When measuring the fair value of an asset or a liability, the Company uses market observable data as far as possible. Fair values are categorized into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows.

•Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities.
•Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).
•Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

If the inputs used to measure the fair value of an asset or a liability might be categorized in different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The Company recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.

Further information about the assumptions made in measuring fair values is included in the following notes:

•Note 10 - Marketable securities
•Note 13 - Vessel impairment
•Note 15 - Goodwill impairment
•Note 20 - Financial instruments; and
•Note 22 - Share options

Principles of consolidation
3. Principles of consolidation
The consolidated financial statements include the accounts for us and our wholly and majority owned subsidiaries. Intercompany accounts and transactions have been eliminated on consolidation. The results of acquired companies are included in our Consolidated Statement of Profit or Loss from the date of acquisition.
For investments in which we have significant influence over the operating and financial policies, the equity method of accounting is used. Accordingly, our share of the earnings and losses of these companies are included in the share of results of associated company in the accompanying Consolidated Statements of Profit or Loss.
Foreign currency
4. Foreign currency

Our functional currency is the U.S. dollar. Transactions in foreign currencies are translated to U.S. dollars at the foreign exchange rate applicable at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the statement of financial position date are translated to U.S. dollars at the foreign exchange rate applicable at that date. Non-monetary assets and liabilities that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction. Foreign exchange differences arising on translation are generally recognized in profit or loss.

Financial Instruments
5. Financial Instruments

Recognition and initial measurement
Trade and other receivables and trade and other payables are initially recognized when they are originated. All other financial assets and financial liabilities (including financial assets designated as Fair Value through Other Comprehensive Income ("FVOCI")) are initially recognized on the trade date, which is the date that the Company becomes a party to the contractual provisions of the instrument.

Financial assets (except equity instruments designated as Fair Value through Profit or Loss ("FVTPL") and FVOCI which are measured at fair value) are initially measured at their transaction price.

Financial liabilities are recognized initially at their transaction price less any directly attributable transaction costs.

The fair values of equity investments are based on quoted prices.

Financial assets and liabilities are not offset and are presented gross in the Consolidated Statement of Financial Position unless the Company has a legal right to offset the amounts and intends either to settle on a net basis or to realize the asset and settle the liability simultaneously.

5.1. Financial assets

Classification and subsequent measurement
On initial recognition, a financial asset is classified and measured at: amortized cost; FVOCI- equity instrument; or FVTPL. The classification of financial assets under IFRS 9 is generally based on the business model in which a financial asset is managed and its contractual cash flow characteristics.

Financial assets are not reclassified subsequent to their initial recognition unless the Company changes its business model for managing financial assets, in which case all affected financial assets are reclassified on the first day of the first reporting period following the change in the business model.
A financial asset is measured at amortized cost if it meets both of the following conditions and is not designated as at FVTPL:

•It is held within a business model whose objectives is to hold assets to collect contractual cash flows; and
•Its contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

On initial recognition of an equity investment that is not held for trading, the Company may irrevocably elect to present subsequent changes in the investment's fair value in OCI. This election is made on an investment-by-investment basis.

All financial assets not classified as measured at amortized cost or FVOCI as described above are measured at FVTPL. This includes all derivative financial assets. On initial recognition, the Company may irrevocably designate a financial asset that otherwise meets the requirements to be measured at amortized cost or at FVOCI as at FVTPL if doing so eliminates or significantly reduces an accounting mismatch that would otherwise arise.

Marketable securities
Marketable securities held by the Company are listed equity securities and are classified and measured at FVTPL unless the election to present subsequent changes in the investment's fair value in OCI is made. No such elections have been made by the Company.

Derecognition
The Company derecognizes a financial asset when the contractual rights to the cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred or in which the Company neither transfers nor retains substantially all of the risks and rewards of ownership and it does not retain control of the financial asset.

5.2. Financial liabilities

Classification and subsequent measurement
Financial liabilities are classified as measured at amortized cost or FVTPL.

A financial liability is classified as at FVTPL if it is a derivative. Financial liabilities at FVTPL are measured at fair value and gains and losses are recognized in profit or loss.

Other financial liabilities are subsequently measured at amortized cost using the effective interest method. Interest expense is recognized in profit or loss unless the interest is capitalized as borrowing costs. Non-derivative financial liabilities comprise loans and borrowings, lease liabilities and trade and other payables.

Derecognition
The Company derecognizes a financial liability when its contractual obligations are discharged, cancelled, or expired. The Company also derecognizes a financial liability when its terms are modified and the cash flows of the modified liability are substantially different, in which case a new financial liability based on the modified terms is recognized.

On derecognition of a financial liability, the difference between the carrying amount extinguished and the consideration paid (including any non-cash assets transferred or liabilities assumed) is recognized in profit or loss.

5.3. Derivative financial instruments
The Company enters into interest rate and bunker swap transactions from time to time to hedge a portion of its exposure to floating interest rates and movements in bunker prices. These transactions involve the conversion of floating rates into fixed rates over the life of the transactions without an exchange of underlying principal. The fair values of the interest rate and bunker swap contracts are recognized as assets or liabilities. None of the interest rate and bunker swaps qualify for hedge accounting. Changes in fair values of the interest rate swap contracts are recognized in profit or loss within Finance expense. Cash outflows and inflows resulting from derivative contracts are presented as cash flows from operations in the Consolidated Statement of Cash Flows.

Cash and cash equivalents	6. Cash and cash equivalentsCash comprises cash on hand and demand deposits. Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.
Restricted cash	Cash and cash equivalents that are restricted as to their use are classified as Restricted cash in the Consolidated Statement of Financial Position. Changes in restricted cash are classified and presented on the Consolidated Statement of Cash Flows based on the nature of the underlying transaction.
Inventories
7. Inventories
Inventories comprise principally of bunkers and lubricating oils and are stated at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis. Bunkers and lubricating oils expense is recognized in profit or loss upon consumption.

Vessels and equipment
8. Vessels and equipment

8.1 Owned assets
Vessels and items of equipment are stated at cost less accumulated depreciation and impairment losses. Cost includes expenditure that is directly attributable to the acquisition of the asset. The cost of assets includes;

•The cost of materials and direct labour;
•Any other costs directly attributable to bringing the assets to a working condition for their intended use; and
•Capitalized borrowing costs.

Gains and losses on disposal of a vessel or of another item of equipment are determined by comparing the net proceeds from disposal with the carrying amount of the vessel or the item of equipment and are recognized in profit or loss. For the sale of vessels, transfer of risks and rewards usually occurs upon delivery of the vessel to the new owner.

8.2 Newbuildings
Newbuildings represent vessels under construction and are carried at the amounts paid or payable according to the installments in the contract and capitalized borrowing costs. Installments are often linked to milestones such as signing of contract, steel cutting, keel laying, launching and delivery. Borrowing costs are capitalized during construction of newbuildings based on accumulated expenditures for the applicable project at the Company's current weighted average rate of borrowing.

Refer to accounting policy 10.2. for impairment considerations for owned vessels and newbuildings.

8.3. Depreciation
Depreciation is charged to profit or loss on a straight-line basis over the estimated useful lives of vessels and items of equipment. Right-of-use assets are depreciated using the straight-line method from the commencement date to the end of the lease term, unless the cost of the right-of-use asset reflects that the Company will exercise a purchase option. In that case the right-of-use asset will be depreciated over the useful life of the underlying asset.

The cost of the vessels less estimated residual value is depreciated on a straight-line basis over the vessels' estimated remaining economic useful lives. The estimated economic useful life of the Company's vessels was 25 years. Depreciation methods, useful lives and residual values are reviewed annually and adjusted prospectively, if appropriate. As explained in policy 2.2., as of December 31, 2022, the Company has revised the estimated useful life of its vessels from 25 years to 20 years. This change in estimate will be applied prospectively from January 1, 2023 and will not result in any restatement to the current or prior year consolidated financial statements. Other equipment, excluding vessel upgrades, is depreciated over its estimated remaining useful life, which approximates 5 years. The residual value for owned vessels is calculated by multiplying the lightweight tonnage of the vessel by the market price of scrap per tonne.

The Company capitalizes and depreciates the costs of significant replacements, renewals and upgrades to its vessels over the shorter of the vessel’s remaining useful life or the life of the renewal or upgrade. Costs that are not capitalized are recorded as a component of direct vessel operating expenses during the period incurred. Expenses for routine maintenance and repairs are expensed as incurred. Advances paid in respect of vessel upgrades in relation to exhaust gas cleaning systems ("EGCS") and ballast water treatment systems ("BWTS") are included within "other non-current assets", until such time as the equipment is installed on a vessel, at which point it is transferred to "Vessels and equipment".

8.4. Dry docking – component approach
Our vessels are required by their respective classification societies to go through a dry dock at regular intervals. In general, vessels below the age of 15 years are docked every 5 years and vessels older than 15 years are docked every 2.5 years. Significant components of property, plant and equipment with differing depreciation methods or lives are depreciated separately. Major inspection or overhaul costs, such as dry docking, are identified and accounted for as a separate component and depreciated over the period to the next scheduled dry docking (2.5 - 5 years). A portion of the initial cost of a vessel is allocated to the dry docking component upon delivery based on the age of the vessel and an estimate of the expected dry dock cost and depreciated over the period to the next scheduled dry docking. When a dry docking is performed, the carrying amount of any remaining unamortized dry docking costs related to previous dry docks (due to any difference between the estimated and actual time between dry docks) is derecognized. Costs associated with routine repairs and maintenance are expensed as incurred including routine maintenance performed while the vessel is in dry dock.
Goodwill
9. Goodwill
We allocate the cost of acquired companies to identifiable tangible and intangible assets and liabilities acquired, with the remaining amount being classified as goodwill. When the excess is negative, a bargain purchase gain is recognized immediately in profit or loss. After initial recognition goodwill is measured at cost less accumulated impairment losses, refer to accounting policy 10.2.

Impairment
10. Impairment

10.1 Non-derivative financial assets

Financial instruments and contract assets
The gross carrying amount of a financial asset and contract assets is written off when the Company has no reasonable expectations of recovering a financial asset in its entirety or a portion thereof. The Company assesses allowances for its estimate of expected credit losses based on historical experience, other currently available evidence, and reasonable and supportable forecasts about the future, including the use of credit default ratings from third party providers of credit rating data. The Company assesses credit risk in relation to its lease receivables using a portfolio approach. The Company's main portfolio segments include (i) state-owned enterprises, (ii) oil majors, (iii) commodities traders and (iv) related parties. In addition, the Company performs individual assessments for customers that do not share risk characteristics with other customers (for example a customer under bankruptcy or a customer with known disputes or collectability issues). The Company makes significant judgements and assumptions to estimate its expected losses.

Debt issuance costs
Debt issuance costs, including debt arrangement fees, are capitalized and amortized using the effective interest method over the term of the relevant loan. Amortization of debt issuance costs is included in interest expense. If a loan is repaid early, any unamortized portion of the related debt issuance costs is expensed in the period in which the loan is repaid. Debt modifications are accounted for prospectively and any applicable new debt issuance costs are deferred and amortized together with the existing unamortized debt issuance costs as of the date of the modification. The Company has recorded debt issuance costs as a direct deduction from the carrying amount of the related debt.

10.2. Non-financial assets
The carrying amounts of the Company’s non-financial assets, other than inventory and contract assets, are reviewed at each reporting date to determine whether there is any indication of impairment. If any such indication exists, the asset’s recoverable amount is estimated. Goodwill is tested annually for impairment.

For the purpose of impairment testing, assets are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or cash generating units ("CGUs"). Goodwill acquired in a business combination is allocated to groups of CGUs that are expected to benefit from the synergies of the combination.

The recoverable amount of an asset or CGU is the greater of its fair value less cost to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset or CGU. Future cash flows are based on current market conditions, historical trends as well as future expectations.

An impairment loss is recognized if the carrying amount of an asset or CGU exceeds its recoverable amount. Impairment losses are recognized in profit or loss.

An impairment loss recognized for goodwill shall not be reversed. For other assets, an impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortization, if no impairment loss had been recognized.
Owned vessels, newbuildings and vessel right-of-use assets
When events and changes in circumstances indicate that the carrying amount of the asset or CGU might not be recovered, the Company performs an impairment test whereby the carrying amount of the asset or CGU is compared to its recoverable amount, which is the greater of its value in use, based on discounted cash flows, and its fair value less cost to sell. We define our CGU as a single vessel as each vessel generates cash inflows that are largely independent of the cash inflows from other vessels. In assessing whether there is any indication that a vessel may be impaired, the Company considers internal and external indicators, including but not limited to:

•the estimated market values for our vessels received from independent ship brokers have declined during the period significantly more than we would expect as a result of the passage of time or normal use. The ship brokers assess each vessel based on, among others, age, yard, deadweight capacity and compare this to market transactions.
•significant changes with an adverse effect on the Company have taken place during the period, or will take place in the near future, in the legal and regulatory environment in which the Company operates, and the tanker market, including negative developments in actual and forecasted time charter equivalent rates ("TCE rates").
•market interest rates have increased during the period, and the increase is likely to affect the discount rate used in calculating a vessel’s value in use and decrease the asset’s recoverable amount materially.
•the carrying amount of the net assets of the Company is more than its market capitalization.
•evidence is available of obsolescence or physical damage of a vessel.
•significant changes with an adverse effect on the Company have taken place during the period, or are expected to take place in the near future, in the extent to which, or manner in which, a vessel is used or is expected to be used.
•evidence that the economic performance of a vessel is, or will be, worse than expected, including:
◦actual or forecasted TCE rates are significantly worse than expected;
◦cash flows for acquiring a vessel, or subsequent cash needs for operating or maintaining it, are significantly higher than expected;
◦actual net cash flows or operating profit are significantly worse than expected;
◦a significant decline in budgeted net cash flows or operating profit; or
◦operating losses or net cash outflows.

If such impairment indicators are identified, the vessel’s recoverable amount is estimated. In developing estimates of future cash flows in order to assess value in use, the Company must make assumptions about future performance, with significant assumptions being related to charter rates, ship operating expenses, utilization, dry docking and other capital requirements, residual value, the estimated remaining useful lives of the vessels and the probability of lease terminations for vessels held under lease. These assumptions are based on historical trends as well as future expectations. Specifically, in estimating future charter rates, management takes into consideration rates currently in effect for existing time charters and estimated daily time charter equivalent rates for each vessel class for the unfixed days over the estimated remaining lives of each of the vessels. The estimated daily time charter equivalent rates used for unfixed days are based on a combination of (i) internally developed forecasts, and (ii) historical rates, based on quarterly average rates published by an independent third party maritime research service, for a historical period determined based on management's judgment of past and ongoing shipping cycles. Recognizing that the transportation of crude oil is cyclical and subject to significant volatility based on factors beyond the Company's control, management believes the use of estimates based on the combination of internally forecast rates and historical average rates calculated as of the reporting date to be reasonable.

Estimated outflows for operating expenses and dry docking requirements are based on historical and budgeted costs and are adjusted for assumed inflation. Finally, utilization is based on historical levels achieved and estimates of a residual value are consistent with the pattern of scrap rates used in management's evaluation of salvage value. Other capital requirements for newbuildings are primarily based on amounts payable according to the installments in the contract.

The weighted average cost of capital ("WACC") used to calculate the value in use of our assets has been calculated to reflect the industry-weighted average return on debt and equity using observable market data.

The more significant factors that could impact management's assumptions regarding time charter equivalent rates include (i) loss or reduction in business from significant customers, (ii) unanticipated changes in demand for transportation of crude oil and oil products, (iii) changes in production of or demand for oil, generally or in particular regions, (iv) greater than anticipated levels of tanker newbuilding orders or lower than anticipated levels of tanker scrapping, and (v) changes in rules and regulations applicable to the tanker industry, including legislation adopted by international organizations such as IMO and the EU or by individual countries. Although management believes that the assumptions used to evaluate potential impairment are reasonable and appropriate at the time they were made, such assumptions are highly subjective and likely to change, possibly materially, in the future. Tanker charter rates are volatile and can experience long periods at depressed levels. Future assessments of vessel impairment would be adversely affected by reductions in vessel values and charter rates.
Goodwill
Goodwill is not amortized, but rather reviewed for impairment annually, or more frequently if impairment indicators arise. The Company has one group of CGUs for the purpose of assessing potential goodwill impairment and has selected September 30 as its annual goodwill impairment testing date.

A CGU is impaired when its carrying amount exceeds its recoverable amount. In assessing whether the recoverable amount of a CGU to which goodwill has been allocated is less than its carrying amount, the Company assesses relevant events and circumstances, including (i) macroeconomic conditions; (ii) industry and market conditions; (iii) changes in cost factors that may impact earnings and cash flows; (iv) overall financial performance; (v) other entity specific events such as changes in management, strategy, customers or key personnel (vi) other events and (vii) if applicable, changes in the Company's share price, both in absolute terms and relative to peers.

The recoverable amount of the Company is the greater of its fair value less cost to sell and value in use. We estimate the fair value less cost to sell of the Company based on its market capitalization plus a control premium, as needed. Control premium assumptions require judgment and actual results may differ from assumed or estimated amounts. The fair value measurement takes into account Level 1, Level 2 and Level 3 inputs. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the Company. Future cash flows are based on current market conditions, historical trends as well as future expectations.

Revenue and expense recognition and other income
11. Revenue and expense recognition

11.1. Voyage charters
In a voyage charter contract, the charterer hires the vessel to transport a specific agreed-upon cargo for a single voyage. The consideration in such a contract is determined on the basis of a freight rate per metric ton of cargo carried or occasionally on a lump sum basis. The charterer is responsible for any short loading of cargo or "dead" freight. The voyage charter party generally has standard payment terms with freight paid on completion of discharge. The voyage charter party generally has a "demurrage" clause. As per this clause, the charterer reimburses us for any potential delays exceeding the allowed laytime as per the charter party clause at the ports visited, which is recorded as voyage revenue. As such, demurrage is considered variable consideration under the contract. Estimates and judgments are required in ascertaining the most likely outcome of a particular voyage and actual outcomes may differ from estimates. Such estimates are reviewed and updated over the term of the voyage charter contract. In a voyage charter contract, revenue recognition begins to be satisfied once the vessel commences loading the cargo.

In a voyage contract, the Company bears all voyage related costs such as fuel costs, port charges and canal tolls. To recognize costs incurred to fulfill a contract as an asset, the following criteria shall be met: (i) the costs relate directly to the contract, (ii) the costs generate or enhance resources of the entity that will be used in satisfying performance obligations in the future and (iii) the costs are expected to be recovered. The costs incurred during the period prior to commencement of loading the cargo, primarily bunkers, are deferred as they represent setup costs and recorded as a current asset and are subsequently amortized on a straight-line basis as we satisfy the performance obligations under the contract. Costs incurred to obtain a contract, such as commissions, are also deferred and expensed over the same period. Costs incurred during the performance of a voyage are expensed as incurred.

Voyage charters contain a lease component if the contract (i) specifies a specific vessel asset; and (ii) has terms that allow the charterer to exercise substantive decision-making rights, which have an economic value to the charterer and therefore allow the charterer to direct how and for what purpose the vessel is used. Voyage charter revenues and expenses are recognized ratably over the estimated length of each voyage, which the Company has assessed commence on loading of the cargo.

Voyage and other contracts not qualifying as leases are accounted for under the provisions of IFRS 15 Revenue from Contracts with Customers. The Company has determined that its voyage charter contracts that qualify for accounting under IFRS 15 consist of a single performance obligation of transporting the cargo within a specified time period. Therefore, the performance obligation is met evenly as the voyage progresses, and the revenue is recognized on a straight-line basis over the voyage days from the commencement of loading to completion of discharge. Contract assets with regards to voyage revenues are reported as "Voyages in progress" as the performance obligation is satisfied over time. Voyage revenues typically become billable and due for payment on completion of the voyage and discharge of the cargo, at which point the receivable is recognized within "Trade and other receivables".
The Company has taken the practical expedient not to disclose the aggregate amount of the transaction price allocated to the performance obligations that are unsatisfied (or partially unsatisfied) as of the end of the reporting period as the performance obligations are part of contracts having an original expected duration of one year or less.

11.2. Time and bareboat charters
In a time charter voyage, the vessel is hired by the charterer for a specified period of time in exchange for consideration which is based on a daily hire rate. Generally, the charterer has the discretion over the ports visited, shipping routes and vessel speed. The contract/charter party generally provides typical warranties regarding the speed and performance of the vessel. The charter party generally has some owner protective restrictions such that the vessel is sent only to safe ports by the charterer and carries only lawful or non-hazardous cargo. In a time charter contract, we are responsible for all the costs incurred for running the vessel such as crew costs, vessel insurance, repairs and maintenance and lubes. The charterer bears the voyage related costs such as bunker expenses, port charges, and canal tolls during the hire period. The performance obligations in a time charter contract are satisfied over the term of the contract beginning when the vessel is delivered to the charterer until it is redelivered back to us. The charterer generally pays the charter hire in advance of the upcoming contract period. The lease component of time charter contracts, bareboat charter contracts and voyage charter contracts which we consider to be leases are accounted for under IFRS 16 Leases, and revenues are recorded over the term of the charter as a service is provided. When a time charter contract is linked to an index, we recognize revenue for the applicable period based on the actual index for that period.

11.3. Administrative income
Administrative income primarily comprises income earned from the commercial and technical management of related party and third party vessels and newbuilding supervision fees derived from related parties and third parties. Administrative income is recognized over time on a straight-line basis using the accruals method as the services are provided and performance obligations are met.

12. Other income
Other income relates to (i) gains on the sale of vessels, which are recognized when the vessel has been delivered and substantially all risks have been transferred and are determined by comparing the proceeds received with the carrying value of the vessel, (ii) cash inflows in relation to settlements of claims (including the settlement of insurance and legal claims), (iii) gains and losses on the termination of leases before the expiration of the lease term, which are accounted for by derecognizing the carrying value of the right-of-use asset and lease obligation, with a gain or loss recognized for the difference. Gains and losses on the termination of leases are accounted for when the lease is terminated and the vessel is redelivered to the owners, and iv) gains and losses from pooling and other revenue sharing arrangements where the Company is considered the principal under the charter parties and records voyage revenues and costs gross, with the adjustments required as a result of the revenue sharing arrangement being recognized as other operating gains or losses.

Leases
13. Leases

At inception of a contract, the Company assesses whether a contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.

13.1. As a lessee
The Company recognizes a right-of-use asset and a lease liability at the lease commencement date. The right-of-use asset is initially measured at the amount equal to the lease liability adjusted by initial direct costs incurred by the lessee. Adjustments may also be required for any payments made at or before the commencement date, less any lease incentives received.

After lease commencement, the Company measures the right-of-use asset using a cost model, namely at cost less accumulated depreciation and accumulated impairment. The right-of-use asset is subsequently depreciated using the straight-line method. In addition, the right-of-use asset is periodically reduced by impairment losses, if any, and adjusted for certain remeasurements of the lease liability.

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company's incremental borrowing rate. Generally, the Company uses its incremental borrowing rate as the discount rate. The lessee's incremental borrowing rate is the rate of interest that a lessee would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment.

Lease payments included in the measurement of the lease liability comprise the following:

•Fixed payments;
•Variable lease payments that depend on an index or a rate;
•Amounts expected to be payable under a residual value guarantee, and;
•The exercise price under a purchase option that the Company is reasonably certain to exercise, lease payments in an optional renewal period if the Company is reasonably certain to exercise an extension option, and penalties for early termination of a lease unless the Company is reasonably certain not to terminate early.

The Company has applied judgement to determine the lease term for some lease contracts in which it is a lessee that include renewal options.

The lease liability is subsequently increased by the interest cost on the lease liability and decreased by lease payments made. It is remeasured when there is a change in future lease payments arising from a change in an index or rate, if there is a change in the Company's estimate of the amount expected to be payable under a residual value guarantee, or if the Company changes its assessment of whether the purchase or extension option is reasonably certain to be exercised or a termination option is reasonably certain not to be exercised. When the lease liability is remeasured in this way, a corresponding adjustment is made to the carrying amount of the right-of-use asset, or is recorded in profit or loss if the carrying amount of the right-to-use asset has been reduced to zero.

Lease and non-lease components in the contracts are separated and the non-lease components are expensed as incurred and classified based on the nature of the expense.

Short-term leases and leases of low-value assets
The Company has elected not to recognize certain right-of-use assets and lease liabilities for leases of low-value assets and short-term leases (i.e., leases with an original term of 12-months or less), including IT equipment. The Company recognizes the lease payments associated with these leases as an expense on a straight-line basis over the lease term.

Refer to accounting policy 10.2. for impairment considerations for vessel right-of-use assets.

13.2. As a lessor
When the Company acts as a lessor, it determines at lease inception whether each lease is a finance or operating lease.

To classify each lease, the Company makes an overall assessment of whether the lease transfers substantially all of the risks and rewards incidental to ownership of the underlying asset. If this is the case, then the lease is a finance lease; if not, then it is an operating lease. As part of this assessment, the Company considers certain indicators such as whether the lease is for the major part of the economic life of the asset.

If the lease qualifies as an operating lease, e.g. time charter contracts and the lease component of voyage charter contracts, the leased asset remains on the statement of financial position of the lessor and continues being depreciated. The Company separates the lease and non-lease component in the contract, with the lease component qualified as operating lease and the non-lease component accounted for under IFRS 15. The Company makes significant judgments and assumptions to separate lease components from non-lease components of our contracts. For purposes of determining the standalone selling price of the vessel lease and non-lease components of the Company’s time charters and voyage charters, the Company uses the residual approach given that vessel rates are highly variable depending on shipping market conditions. The Company believes that the standalone transaction price attributable to the non-lease component is more readily determinable than the price of the lease component and, accordingly, the price of the service components is estimated using cost plus a margin and the residual transaction price is attributed to the lease component. Refer to the Revenue policy for further details of the accounting for the lease and the non-lease component.

Share-based compensation
14. Share-based compensation
The fair value of the amount payable to beneficiaries in respect of synthetic options, which are settled in cash, is recognized as an expense with a corresponding liability, over the period during which the beneficiaries become unconditionally entitled to payment. The fair value of the liability is remeasured at each reporting period.

Dividends received	15. Dividends received The Company records dividends received in the period in which they are declared and receivable.
New standards and interpretations not yet adopted	16. New standards and interpretations not yet adopted
New and amended standards and interpretations that are issued, but not yet effective, up to the date of issuance of the Company’s financial statements are disclosed below. The below list includes the new standards and amendments that we believe are the most relevant for the Company:

Amendments to IAS 1 Presentation of Financial statements: Classification of Liabilities as Current or Non-current
In January 2020, the IASB issued amendments to paragraphs 69 to 76 of IAS 1 to specify the requirements for classifying liabilities as current or non-current. The amendments clarify:

•What is meant by a right to defer settlement
•That a right to defer must exist at the end of the reporting period
•That classification is unaffected by the likelihood that an entity will exercise its deferral right
•That only if an embedded derivative in a convertible liability is itself an equity instrument would the terms of a liability not impact its classification

The amendments are effective for annual reporting periods beginning on or after January 1, 2023 and must be applied retrospectively. The Company is currently assessing the impact of the amendments, however, the adoption is not expected to have a material impact on its consolidated financial statements.

Disclosure of Accounting Policies - Amendments to IAS 1 and IFRS Practice Statement 2
In February 2021, the IASB issued amendments to IAS 1 and IFRS Practice Statement 2 Making Materiality Judgements, in which it provides guidance and examples to help entities apply materiality judgements to accounting policy disclosures. The amendments aim to help entities provide accounting policy disclosures that are more useful by replacing the requirement for entities to disclose their 'significant' accounting policies with a requirement to disclose their 'material' accounting policies and adding guidance on how entities apply the concept of materiality in making decisions about accounting policy disclosures.

The amendments to IAS 1 are applicable for annual periods beginning on or after January 1, 2023 with earlier application permitted. Since the amendments to the Practice Statement 2 provide non-mandatory guidance on the application of the definition of 'material' to accounting policy information, an effective date for these amendments is not necessary.

The Company is currently assessing the amendments to determine the impact they will have on the Company’s accounting policy disclosures.

Amendments to IAS 8 Accounting policies, Changes in Accounting Estimates and Errors: Definition of Accounting Estimates
In February, 2021, the IASB issued amendments to IAS 8 to clarify how companies should distinguish changes in accounting policies from changes in accounting estimates. The distinction is important because changes in accounting estimates are applied prospectively only to future transactions and other future events, but changes in accounting policies are generally also applied retrospectively to past transactions and other past events.

The amendments are effective for annual periods beginning on or after January 1, 2023 with early application permitted.
Reconciliation of Consolidated Statement of Financial Position as at January 1, 2021

(in thousands of $)	Note	U.S. GAAP	Effect of transition to IFRS	IFRS
ASSETS
Current Assets
Cash and cash equivalents		174,721	—	174,721
Restricted cash		14,928	—	14,928
Marketable securities	1	2,639	5,835	8,474
Marketable securities pledged to creditors	1	5,835	(5,835)	—
Trade and other receivables	2	—	63,924	63,924
Trade accounts receivable, net	2	40,974	(40,974)	—
Related party receivables		13,255	—	13,255

Other receivables	2	22,950	(22,950)	—
Inventories		57,858	—	57,858
Voyages in progress		34,705	—	34,705
Prepaid expenses and accrued income		7,725	—	7,725
Other current assets		2,729	—	2,729
Total current assets		378,319	—	378,319
Non-current assets
Newbuildings		48,498	—	48,498
Vessels and equipment	3	3,307,144	(6,688)	3,300,456
Vessels and equipment under finance leases, net	4a	53,518	(53,518)	—
Right-of-use assets under operating leases	4a	8,426	(8,426)	—
Right-of-use assets	4a	—	61,944	61,944
Goodwill		112,452	—	112,452
Investment in associated companies		1,279	—	1,279
Loan notes receivable		1,388	—	1,388
Other non-current assets		7,197	—	7,197
Total assets		3,918,221	(6,688)	3,911,533
LIABILITIES AND EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	6, 8	167,082	67,805	234,887
Current portion of obligations under finance leases	4b	7,810	(7,810)	—
Current portion of obligations under operating leases	4b	4,548	(4,548)	—
Current portion of obligations under leases	4b	—	12,358	12,358
Related party payables		19,853	—	19,853
Trade and other payables	5	—	55,002	55,002
Trade accounts payable	5	7,860	(7,860)	—
Accrued expenses	5, 8	42,529	(42,529)	—
Derivative instruments payable	9	19,261	(19,261)	—
Other current liabilities	5	12,418	(12,418)	—
Total current liabilities		281,361	40,739	322,100
Non-current liabilities
Long-term debt	6	1,968,924	(60,000)	1,908,924
Obligations under finance leases	4c	48,467	(48,467)	—
Obligations under operating leases	4c	4,177	(4,177)	—
Obligations under leases	4c	—	52,644	52,644
Derivative instruments payable	9	—	19,261	19,261
Other non-current payables	7	3,739	—	3,739
Total liabilities		2,306,668	—	2,306,668

Equity
Share capital		197,692	—	197,692
Additional paid in capital		402,021	—	402,021
Contributed surplus		1,004,094	—	1,004,094
Accumulated other reserves	10	200	—	200
Retained earnings	3	8,018	(6,688)	1,330
Total equity attributable to the shareholders of the Company		1,612,025	(6,688)	1,605,337

Non-controlling interest	(472)	—	(472)
Total equity	1,611,553	(6,688)	1,604,865
Total liabilities and equity	3,918,221	(6,688)	3,911,533

IFRS adjustments of Consolidated Statement of Financial Position as at January 1, 2021

1."Marketable securities pledged to creditors" of $5.8 million, which were presented separately under U.S. GAAP, were reclassified into "Marketable securities" under IFRS.
2."Trade accounts receivable, net" of $41.0 million and "Other receivables" of $23.0 million", which were presented separately under U.S. GAAP, were reclassified into "Trade and other receivables" under IFRS.
3.Dry docking costs incurred prior to January 1, 2021 were expensed as incurred within Ship operating expense under Frontline’s historical accounting policy in accordance with U.S. GAAP. Under IFRS, significant components of property, plant and equipment with differing depreciation methods or lives are required to be depreciated separately. A portion of the initial cost of a vessel is allocated to the dry docking component upon delivery and depreciated over the period to the next scheduled dry docking. This resulted in a net measurement and recognition adjustment which decreased Vessels and equipment and Retained earnings by $6.7 million as follows:
a.the carrying amount of unamortized dry docking costs at January 1, 2021 were capitalized as a separate component of Vessels and equipment which increased Vessels and equipment and Retained earnings by $26.2 million.
b.a portion of the initial cost of vessels delivered prior to January 1, 2021 was allocated to the dry docking component upon delivery and depreciated over the period to the next scheduled dry docking which decreased Vessels and equipment and Retained earnings by $32.9 million.
4.Leases were classified as either operating leases or finance leases under U.S. GAAP, while under IFRS there is only one classification when the Company is a lessee which resulted in the following reclassification adjustments:
a."Vessels and equipment under finance leases, net" of $53.5 million and "Right-of-use assets under operating leases" of $8.4 million, which were presented separately under U.S. GAAP, were reclassified into "Right-of-use assets" under IFRS.
b."Current portion of obligations under finance leases" of $7.8 million and "Current portion of obligations under operating leases" of $4.5 million, which were presented separately under U.S. GAAP, were reclassified into “Current portion of obligations under leases” under IFRS.
c."Obligations under finance leases" of $48.5 million and "Obligations under operating leases" of $4.2 million, which were presented separately under U.S. GAAP, were reclassified into “Obligations under leases” under IFRS.
5."Trade accounts payable" of $7.9 million, "Accrued expenses" of $42.5 million and "Other current liabilities" of $12.4 million, which were presented separately under U.S. GAAP, were reclassified into "Trade and other payables" under IFRS.
6.Under U.S. GAAP, short-term obligations should be reclassified as non-current at the balance sheet date if the borrower has both the intent and ability to refinance the short-term obligation on a long-term basis. In lieu of actually issuing a new long-term obligation, a borrower can evidence its ability to refinance on a long-term basis by entering into a financing agreement before the financial statements are issued. In accordance with U.S. GAAP, the Company presented the non-current portion of a loan facility refinanced in February 2021 as long-term debt as of January 1, 2021. This accounting treatment is not permitted under IFRS which resulted in a reclassification adjustment which increased Short-term debt and current portion of long-term debt and decreased Long-term debt by $60.0 million as of January 1, 2021.
7."Other long-term liabilities" of $3.7 million under U.S. GAAP was renamed "Other non-current payables" under IFRS.
8.Accrued interest expense of $7.8 million, which was presented within "Accrued expenses" under U.S. GAAP was reclassified into "Short-term debt and current portion of long-term debt" under IFRS.
9."Derivative instruments payable", which was classified as a current liability in accordance with the Company's accounting policies under U.S. GAAP, was reclassified to a non-current liability under IFRS based on the contractual maturity dates.
10."Accumulated other comprehensive income" of $0.2 million under U.S. GAAP was renamed "Accumulated other reserves" under IFRS.

Reconciliation of Consolidated Statement of Financial Position as at December 31, 2021

(in thousands of $)	Note	U.S. GAAP	Effect of transition to IFRS	IFRS

ASSETS
Current Assets
Cash and cash equivalents		113,073	—	113,073
Marketable securities		2,435	—	2,435
Trade and other receivables	1	—	73,532	73,532
Trade accounts receivable, net	1	63,423	(63,423)	—
Related party receivables		11,676	—	11,676
Other receivables	1	10,109	(10,109)	—
Inventories		80,787	—	80,787
Voyages in progress		38,492	—	38,492
Prepaid expenses and accrued income		8,899	—	8,899
Other current assets		3,851	—	3,851
Total current assets		332,745	—	332,745
Non-current assets
Newbuildings		130,633	—	130,633
Vessels and equipment	2	3,477,801	(10,501)	3,467,300
Vessels and equipment under finance leases, net	3a	44,880	(44,880)	—
Right-of-use assets under operating leases	3a	3,914	(3,914)	—
Right-of-use assets	3a	—	48,794	48,794
Goodwill		112,452	—	112,452
Derivative instrument receivable		9,675	—	9,675
Investment in associated companies		555	—	555
Loan notes receivable		1,388	—	1,388
Other non-current assets		3,055	—	3,055
Total assets		4,117,098	(10,501)	4,106,597
LIABILITIES AND EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	7	189,286	9,379	198,665
Current portion of obligations under finance leases	3b	7,601	(7,601)	—
Current portion of obligations under operating leases	3b	1,122	(1,122)	—
Current portion of obligations under leases	3b	—	8,723	8,723
Related party payables		36,250	—	36,250
Trade and other payables	4	—	43,364	43,364
Trade accounts payable	4	2,327	(2,327)	—
Accrued expenses	4, 7	42,836	(42,836)	—
Derivative instruments payable	8	5,673	(5,673)	—
Other current liabilities	4	7,580	(7,580)	—
Total current liabilities		292,675	(5,673)	287,002
Non-current liabilities
Long-term debt		2,126,910	—	2,126,910
Obligations under finance leases	3c	40,865	(40,865)	—
Obligations under operating leases	3c	3,114	(3,114)	—
Obligations under leases	3c	—	43,979	43,979
Derivative instruments payable	8	—	5,673	5,673
Other non-current payables	5	992	—	992
Total liabilities		2,464,556	—	2,464,556

Equity
Share capital		203,531	—	203,531
Additional paid in capital		448,291	—	448,291
Contributed surplus		1,004,094	—	1,004,094
Accumulated other reserves	6	228	—	228
Retained (deficit) earnings	2	(3,130)	(10,501)	(13,631)
Total equity attributable to the shareholders of the Company		1,653,014	(10,501)	1,642,513
Non-controlling interest		(472)	—	(472)
Total equity		1,652,542	(10,501)	1,642,041
Total liabilities and equity		4,117,098	(10,501)	4,106,597

IFRS adjustments of the Consolidated Statement of Financial Position as at December 31, 2021

1."Trade accounts receivable, net" of $63.4 million and "Other receivables" of $10.1 million", which were presented separately under U.S. GAAP, were reclassified into "Trade and other receivables" under IFRS.
2.Dry docking costs incurred prior to January 1, 2021 and in the year ended December 31, 2021 were expensed as incurred within Ship operating expense under Frontline’s historical accounting policy in accordance with U.S. GAAP. Under IFRS, significant components of property, plant and equipment with differing depreciation methods or lives are required to be depreciated separately. A portion of the initial cost of a vessel is allocated to the dry docking component upon delivery and depreciated over the period to the next scheduled dry docking. This resulted in a net measurement and recognition adjustment which decreased Vessels and equipment and Retained earnings by $10.5 million as follows:
a.the carrying amount of unamortized dry docking costs at January 1, 2021 were capitalized as a separate component of Vessels and equipment which increased Vessels and equipment and Retained earnings by $26.2 million.
b.a portion of the initial cost of vessels delivered prior to January 1, 2021 was allocated to the dry docking component upon delivery and depreciated over the period to the next scheduled dry docking which decreased Vessels and equipment and Retained earnings by $32.9 million.
c.the dry docking costs in the year ended December 31, 2021 which were expensed as incurred under U.S GAAP were capitalized as a separate component of Vessels and equipment which increased Vessels and equipment and Retained earnings by $11.4 million.
d.depreciation expense on capitalized dry docking costs and the write off of the carrying amount of unamortized dry docking costs on vessels sold in the year ended December 31, 2021 resulted in a decrease in Vessels and equipment and Retained earnings of $13.3 million and $1.8 million, respectively.
3.Leases were classified as either operating leases or finance leases under U.S. GAAP, while under IFRS there is only one classification when the Company is a lessee which resulted in the following reclassification adjustments:
a."Vessels and equipment under finance leases, net" of $44.9 million and "Right-of-use assets under operating leases" of $3.9 million, which were presented separately under U.S. GAAP, were reclassified into "Right-of-use assets" under IFRS.
b."Current portion of obligations under finance leases" of $7.6 million and "Current portion of obligations under operating leases" of $1.1 million, which were presented separately under U.S. GAAP, were reclassified into "Current portion of obligations under leases" under IFRS.
c."Obligations under finance leases" of $40.9 million and "Obligations under operating leases" of $3.1 million, which were presented separately under U.S. GAAP, were reclassified into “Obligations under leases” under IFRS.
4."Trade accounts payable" of $2.3 million, "Accrued expenses" of $42.8 million and "Other current liabilities" of $7.6 million, which were presented separately under U.S. GAAP, were reclassified into "Trade and other payables" under IFRS.
5."Other long-term liabilities" of $1.0 million under U.S. GAAP was renamed "Other non-current payables" under IFRS.
6."Accumulated other comprehensive income" of $0.2 million under U.S. GAAP was renamed "Accumulated other reserves" under IFRS.
7.Accrued interest expense of $9.4 million, which was presented within "Accrued expenses" under U.S. GAAP was reclassified into "Short-term debt and current portion of long-term debt" under IFRS.
8."Derivative instruments payable", which was classified as a current liability in accordance with the Company's accounting policies under U.S. GAAP, was reclassified to a non-current liability under IFRS based on the contractual maturity dates.
Reconciliation of Consolidated Statement of Profit or Loss for the year ended December 31, 2021

(in thousands of $)	Note	U.S. GAAP	Effect of transition to IFRS	IFRS
Operating revenues and other income
Voyage charter revenues	1a	663,995	(663,995)	—
Time charter revenues	1a	71,236	(71,236)	—
Revenues	1a, 1b	—	749,381	749,381
Other income	1b, 1c, 2c	14,150	(10,090)	4,060
Total operating revenues and other income		749,381	4,060	753,441
Other operating gains	1c	5,893	(5,893)	—
Operating expenses
Voyage expenses and commission		392,697	—	392,697
Contingent rental income		(3,606)	—	(3,606)
Ship operating expenses	2a	175,607	(11,361)	164,246
Charter hire expenses	3a	2,695	(2,695)	—
Administrative expenses	3b	27,891	(1,467)	26,424
Depreciation	2b, 3	147,774	17,431	165,205
Total operating expenses		743,058	1,908	744,966
Net operating income		12,216	(3,741)	8,475
Other income (expenses)
Finance income	4	—	121	121
Interest income	4	119	(119)	—
Finance expense	5	—	(44,244)	(44,244)
Interest expense	5	(61,435)	61,435	—
Gain on marketable securities		7,677	—	7,677
Share of results of associated company		(724)	—	(724)
Foreign currency exchange loss	5	(116)	116	—
Gain on derivatives	5	17,509	(17,509)	—
Dividends received	6	—	18,367	18,367
Other non-operating items, net	6	18,239	(18,239)	—
Net other expenses		(18,731)	(72)	(18,803)
Loss before income taxes		(6,515)	(3,813)	(10,328)
Income tax expense		(4,633)	—	(4,633)
Loss for the period		(11,148)	(3,813)	(14,961)

Loss attributable to the shareholders of the Company		(11,148)	(3,813)	(14,961)
Basic loss per share attributable to shareholders of the Company		$(0.06)	$(0.02)	$(0.08)
Diluted loss per share attributable to shareholders of the Company		$(0.06)	$(0.02)	$(0.08)

IFRS adjustments to the Consolidated Statement of Profit or Loss for the year ended December 31, 2021

1.The presentation of operating revenues and other income was adjusted as follows:
a."Voyage charter revenues" and "Time charter revenues" under U.S. GAAP were reclassified to "Revenue" under IFRS.
b."Administrative income" of $14.2 million presented as "Other income" under U.S. GAAP was reclassified to "Revenue" under IFRS.
c."Other operating gains" of $5.9 million under U.S. GAAP was reclassified to "Other income" under IFRS.
2.Dry docking costs incurred prior to January 1, 2021 and in the year ended December 31, 2021 were expensed as incurred within Ship operating expense under Frontline’s historical accounting policy in accordance with U.S. GAAP. Under IFRS, significant components of property, plant and equipment with differing depreciation methods or lives are required to be depreciated separately. A portion of the initial cost of a vessel is allocated to the dry docking component upon delivery and depreciated over the period to the next scheduled dry docking. This resulted in the following measurement and recognition adjustments:
a.the dry docking costs in the year ended December 31, 2021 which were expensed as incurred under U.S GAAP were capitalized as a separate component of Vessels and equipment which decreased Ship operating expense by $11.4 million.
b.depreciation expense on capitalized dry docking costs resulted in an increase in Depreciation of $13.3 million.
c.the write off of the carrying amount of unamortized dry docking costs on vessels sold in the year ended December 31, 2021 resulted in a $1.8 million decrease in the gains on sales recognized within Other income.
3.Under U.S. GAAP, rent expense related to leases classified as operating leases is presented in a single line item depending on the nature of the underlying asset and recorded on a straight-line basis whereas under IFRS, interest expense on lease liabilities and amortization of right-of-use assets are presented separately. This resulted in the following reclassification adjustments:
a.Charterhire expense of $2.7 million under U.S. GAAP in relation to two vessels leased in from a third party on time charters that were classified as leases, was reclassified to Depreciation under IFRS.
b.Administrative expenses of $1.5 million under U.S. GAAP in relation to office leases was reclassified to Depreciation under IFRS.
4."Interest income" of $0.1 million which was presented separately under U.S. GAAP, was reclassified to "Finance income" under IFRS.
5."Interest expense" of $61.4 million, "Gain on derivatives" of $17.5 million and "Foreign currency exchange loss" of $0.1 million, which were presented separately under U.S. GAAP, were reclassified to "Finance expense" under IFRS.
6."Other non-operating items, net" of $18.4 million under U.S. GAAP was reclassified to "Dividends received" under IFRS.

Reconciliation of Consolidated Comprehensive Income for the year ended December 31, 2021

(in thousands of $)	Note	U.S. GAAP	Effect of transition to IFRS	IFRS
Profit (loss)	1	(11,148)	(3,813)	(14,961)
Items that may be reclassified to profit or loss:
Foreign currency translation gain (loss)		28	—	28
Other comprehensive income (loss)		28	—	28
Comprehensive income (loss)		(11,120)	(3,813)	(14,933)

Comprehensive income (loss) attributable to the shareholders of the Company		(11,120)	(3,813)	(14,933)

IFRS adjustments to the Consolidated Comprehensive Income for the year ended December 31, 2021

1.Refer to the IFRS adjustments to the Consolidated Statement of Profit or Loss for the year ended December 31, 2021 section above.

Reconciliation of Consolidated Statement of Cash Flows for the year ended December 31, 2021

(in thousands of $)	Note	U.S. GAAP	Effect of transition to IFRS	IFRS
Net loss for the period	1	(11,148)	(3,813)	(14,961)

Adjustments to reconcile loss for the period with net cash provided by operations:
Net finance expense	6	—	44,123	44,123
Depreciation	2b, 3	147,774	17,431	165,205
Amortization of deferred charges	6a	5,208	(5,208)	—
Other operating gains	2c	(5,058)	1,833	(3,225)
Amortization of acquired time charters		(5,045)	—	(5,045)
Contingent rental income		(3,606)	—	(3,606)
Gain on marketable securities		(7,677)	—	(7,677)
Share of results from associated company		724	—	724
Gain on derivatives	6a	(23,262)	23,262	—
Stock option expense	4	—	185	185
Other, net	4	430	(430)	—
Changes in operating assets and liabilities:
Trade accounts receivable		(22,449)	—	(22,449)
Other receivables		7,216	—	7,216
Inventories		(22,929)	—	(22,929)
Voyages in progress		(3,787)	—	(3,787)
Prepaid expenses and accrued income		(1,174)	—	(1,174)
Other current assets		(1,128)	—	(1,128)
Trade accounts payable		(5,533)	—	(5,533)
Accrued expenses	6b	(1,911)	(1,574)	(3,485)
Related party balances		18,968	—	18,968
Other current liabilities		135	—	135
Change in restricted cash	5	—	14,928	14,928
Other		(2,816)	—	(2,816)
Interest paid	6b	—	(60,477)	(60,477)
Debt issuance costs paid	7	—	(8,050)	(8,050)
Interest received	6b	—	119	119
Net cash provided by operating activities		62,932	22,329	85,261
Investing activities
Additions to newbuildings, vessels and equipment	2a	(462,400)	(11,361)	(473,761)
Purchase of shares		(357)	—	(357)
Net proceeds from sale of vessel		80,000	—	80,000
Net cash inflow on sale of subsidiary		5,625	—	5,625
Proceeds from sale of marketable securities		14,074	—	14,074
Net cash used in investing activities		(363,058)	(11,361)	(374,419)
Financing activities
Net proceeds from issuance of shares		52,447	—	52,447
Proceeds from issuance of debt		403,868	—	403,868
Repayment of debt		(219,521)	—	(219,521)
Repayment of obligations under leases	3	(5,194)	(4,090)	(9,284)
Debt fees paid	7	(8,050)	8,050	—
Net cash provided by financing activities		223,550	3,960	227,510
Net change in cash and cash equivalents	5	(76,576)	14,928	(61,648)
Cash and cash equivalents at beginning of year	5	189,649	(14,928)	174,721
Cash and cash equivalents at end of year		113,073	—	113,073
IFRS adjustments to the Consolidated Statement of Cash Flows for the year ended December 31, 2021

1.Refer to the IFRS adjustments to the Consolidated Statement of Profit or Loss for the year ended December 31, 2021 section above.
2.Dry docking costs incurred prior to January 1, 2021 and in the year ended December 31, 2021 were expensed as incurred within Ship operating expense under Frontline’s historical accounting policy in accordance with U.S. GAAP. Under IFRS, significant components of property, plant and equipment with differing depreciation methods or lives are required to be depreciated separately. Accordingly, the carrying amount of unamortized dry docking costs at December 31, 2021 were capitalized as a separate component of Vessels and equipment and depreciated over the period to the next scheduled dry docking (2.5 - 5). This resulted in the following measurement and recognition adjustments:
a.the dry docking costs paid in the year ended December 31, 2021 were capitalized as a separate component of Vessels and equipment which increased Additions to newbuildings, vessels and equipment by $11.4 million.
b.depreciation expense on capitalized dry docking costs resulted in an increase in Depreciation of $13.3 million.
c.the write off of the carrying amount of unamortized dry docking costs on vessels sold in the year ended December 31, 2021 resulted in a $1.8 million decrease in the gains on sales recognized within Other operating gains.
3.Under U.S. GAAP, rent expense related to leases classified as operating leases is presented in a single line item depending on the nature of the underlying asset and recorded on a straight-line basis whereas under IFRS, interest expense on lease liabilities and amortization of right-of-use assets are presented separately. This resulted in the following reclassification adjustments:
a.Charterhire expense of $2.7 million under U.S. GAAP in relation to the leased-in vessels, FPMC Noble and FPMC Melody, was reclassified to Depreciation under IFRS which resulted in a corresponding increase in Repayment of obligations under leases.
b.Administrative expenses of $1.5 million under U.S. GAAP in relation to office leases was reclassified to Depreciation under IFRS which resulted in a corresponding increase in Repayment of obligations under leases.
4."Other, net" of $0.2 million under U.S. GAAP was reclassified to "Stock option expense" under IFRS.
5.The "Change in restricted cash" of $14.9 million was presented within operating activities under IFRS.
6.The presentation of net finance expenses was adjusted as follows:
a."Amortization of deferred charges" of $5.2 million and "Gain on derivatives" of $23.3 million were reclassified to "Net finance expense".
b."Interest paid" of $60.5 million and "Interest received" of $0.1 million were presented separately, which resulted in an adjustment to accrued expenses of $1.6 million.
7."Debt fees paid" of $8.1 million presented within financing activities under U.S. GAAP was presented as "Debt issuance costs paid" within operating activities under IFRS.

First time adoption of IFRS
First-time adoption of IFRS

These financial statements for the year ended December 31, 2022 are the first the Company has prepared in accordance with IFRS as issued by the IASB. Accordingly, the Company has prepared financial statements that comply with IFRS applicable as of December 31, 2022, together with the comparative period ended December 31, 2021, as described in the basis of preparation (Note 2). In preparing the financial statements, the Company’s opening statement of financial position was prepared as of January 1, 2021, the Company’s date of transition to IFRS.

This note explains the principal adjustments made by the Company when transitioning to IFRS from its previous reporting framework, accounting principles generally accepted in the United States of America ("U.S. GAAP") as of January 1, 2021, as well as for the year ended December 31, 2021.

Exemptions applied
IFRS 1, First-Time Adoption of International Financial Reporting Standards, allows first-time adopters certain exemptions from the requirement to apply IFRS effective at December 31, 2022 retrospectively. The Company has availed itself of certain of these exemptions as follows:

•The Company has elected not to apply IFRS 3, Business Combinations, retrospectively to business combinations that occurred prior to the adoption of IFRS.
•The Company has elected to use the practical expedient in IFRS 15, Revenue from Contracts with Customers, to not restate contracts that are completed at the transition date, January 1, 2021. IFRS 1 defines a completed contract as a contract for which the entity has transferred all of the goods or services as identified in accordance with previous GAAP.